Vessels, net	6 Months Ended
Jun. 30, 2018
Vessels, net [Abstract]
Vessels, net

5. Vessels, net

The amounts in the interim condensed consolidated statement of financial position are analysed as follows:

	Vessels cost	Vessels depreciation	Dry docking costs	Depreciation of dry docking costs	Net Book Value
Balance at January 1, 2018	179,401	(92,702)	4,830	(4,209)	87,320
Additions	26	-	1,005	-	1,031
Depreciation & Amortization	-	(2,270)	-	(494)	(2,764)
Balance at June 30, 2018	179,427	(94,972)	5,835	(4,703)	85,587

No events and circumstances were identified that would require an impairment loss to be recognized based on the Company’s impairment assessment as of June 30, 2018.

During the first quarter of 2018, the Company adjusted the scrap rate from $250/ton to $300/ton due to the increased scrap rates worldwide. This resulted to a decrease of $88 of the depreciation charge included in the unaudited interim condensed consolidated statement of comprehensive loss for the six-months ended June 30, 2018.